As filed with the Securities and Exchange Commission on September 9, 2008

Securities Act File No. 33-4959

Investment Company Act File No. 811-1355

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 54	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 56	☒

(Check appropriate box or boxes)

THE ALGER FUNDS

(a Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

111 FIFTH AVENUE, NEW YORK, NEW YORK	10003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: 212-806-8800

HAL LIEBES

FRED ALGER MANAGEMENT, INC.

111 FIFTH AVENUE,

NEW YORK, NY 10003

(Name and Address of Agent for Service)

copy to:

Gary L. Granik, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on October 3, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date], pursuant to paragraph (a)(2) of Rule 485

AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ALGER CONVERTIBLE FUND

PROSPECTUS ENCLOSED

October 24, 2008

This is not part of the Prospectus.

Enclosed is the current Prospectus.

Please keep it with other investment records for reference.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion – Dated September 9, 2008

ALGER CONVERTIBLE FUND

Class A Shares

PROSPECTUS

October 24, 2008

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1

TABLE OF CONTENTS

	Risk/Return Summary: Investments, Risks & Performance	3
	Investment Objective and Principal Strategy	3
	Principal Risks	4
	Performance	5
	Fees and Expenses	7
	Hypothetical Investment and Expense Information	7
	Additional Information About the Fund’s Investments	8
	Management and Organization	9
	Shareholder Information	10
	Distributor	10
	Transfer Agent	10
	Net Asset Value	10
	Purchasing and Redeeming Fund Shares	11
	Dividends and Distributions	11
	Investment Instructions	15
	To Open an Account	15
	To Make Additional Investments in an Existing Account	16
	To Exchange Shares of the Fund	16
	To Redeem Shares of the Fund	17
	Limitations on Excessive Trading	18
	Disclosure of Portfolio Holdings	19
	Other Information	19
	Financial Highlights	22
Back Cover:	For Fund Information

Fred Alger & Company, Incorporated Privacy Policy (not part of this prospectus)

2

RISK/RETURN SUMMARY:

Investments, Risks & Performance

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY

The Fund seeks current income and possible long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt or preferred securities which are convertible and otherwise carry the right to obtain the common stock of the company issuing such debt or preferred securities. The Fund reserves the right to retain, on a temporary or interim basis, the common stock or other securities or assets obtained upon conversion of the convertible securities acquired by the Fund. The Fund will provide shareholders with at least 60 days’ prior notice of any change with respect to this policy.

The Fund invests primarily in debt or preferred convertible securities which are listed on U.S. exchanges or in the over-the-counter market. The Fund may invest in securities rated below investment grade or, if unrated, determined by Fred Alger Management, Inc. (the “Manager”) to be of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories by nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, determined by the Manager to be of comparable quality. The average term to maturity of the Fund’s securities typically will range from two to ten years.

The Fund’s portfolio manager may sell a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. As a result of this disciplined investment process, the Fund may engage in active trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund can leverage, that is, borrow money to buy additional securities.  By borrowing money, the Fund has the potential to increase its returns if the return on the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund invests primarily in debt securities and preferred stocks, which are generally income-producing securities with a fixed annual return.  The convertible feature of these types of securities offers the potential for an increase in the market value of such convertible securities particularly as the market value of the common stock into which such securities are convertible approaches or exceeds the conversion price.  Generally, the market value of convertible securities will be a function of their yield, the relation of the conversion price to the market value of the underlying common stock and the investment risk inherent in such convertible security.

At times when the market value of the underlying security equals or exceeds the conversion price, the market value of a convertible security ordinarily will rise or fall substantially in proportion to the market value of the underlying security.  At times when the market value of the underlying security is less than the

3

conversion price, the market value of the convertible security generally will rise and fall more slowly than the market value of the underlying common stock.  Moreover, the interest rate or dividend of a debt or preferred security, respectively, may affect the market value of such convertible security.  As such, a convertible security, in addition to providing a fixed stream of income, offers the potential for capital appreciation.  Generally speaking, however, the income yield on convertible securities is lower than the yield on other securities of comparable quality that are not convertible.

The issuer of a debt security is obligated to pay a fixed rate of interest whether or not dividends are paid on the issuer’s capital stock.  Normally, preferred stocks have a special dividend rate that is not a fixed obligation and is subject to declaration by the board of directors of the issuer.  Such dividends may be cumulative, which usually means that any unpaid annual dividends must be paid (i) before dividends can be paid on the issuer’s common stock or (ii) at the time of redemption of the preferred stock.  Alternatively, dividends may be non-cumulative, which means that if the dividend is not declared by the issuer’s board of directors, the right to such dividend is lost.  Since debt securities and preferred stocks have a pre-determined interest or dividend rate, they do not normally share in the incremental earnings of the issuer.

Debt securities and preferred stocks are senior in right to the common stock in the capital structure of an issuer.  Debt securities are liabilities of an issuer, which the issuer is generally obligated to repay at a specific time; preferred securities are not liabilities of the issuer.  Often, however, debt securities, including particularly convertible debt securities, are subordinated to the rights of other creditors.  Preferred stocks are junior in right to debt securities, but are usually entitled to a preference over the issuer’s common shareholders in respect of the assets of the issuer upon liquidation and in the distribution of certain of the issuer’s income.  Neither debt securities nor preferred stocks usually have voting rights except under particular circumstances.

PRINCIPAL RISKS: Risks of investing in the Fund are:

•                             the risk that convertible securities may be subordinate to other debt securities issued by the same company.

•                             the risk that issuers of convertible securities may not be as strong financially as other companies, and may be more vulnerable to changes in the economy.

•                             the potential for a decline in the value of the Fund’s portfolio securities in the event of an issuer’s falling credit rating or actual default. Junk bonds have a higher risk of default, greater price volatility, and may be less liquid and more difficult to value than investment grade bonds.

•                             the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Fund will be forced to reinvest the proceeds in a lower-yielding security.

•                             the possibility that the market in a security in which the Fund invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Fund.

•                             the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Fund.

•                             fixed-income securities’ sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

•                             the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

•                             the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed.

•                             the risk that your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation.

To the extent that the Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

4

PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods, both before and after taxes, compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. The bar chart depicts the annual returns for the Fund’s Class A shares, which are generally subject to a front-end sales charge at a maximum rate of 5.25%. Prior to the Fund’s commencement of operations, substantially all of the assets of a closed-end investment company advised by the Manager, Castle Convertible Fund, Inc. (the “Predecessor Fund”) will be transferred to the Fund in a tax-free reorganization.  The reorganization, if approved by the Predecessor Fumd’s shareholders, is expected to occur on or about October 24, 2008.  The information in the bar chart and average total returns table represents the performance of the Predecessor Fund.  Performance has been adjusted to include the effect of the front-end sales charge imposed on Class A Shares of the Fund.  As a closed-end investment company, the Predecessor Fund was not subject to the cash flow fluctuations of an open-end fund.  The Fund’s past performance may have been different if it had been an open-end fund since inception.

In the table, average annual total returns for the Fund assume redemption at the end of each period shown and reflect all applicable sales charges. After-tax returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A “Return After Taxes on Distributions and Sale of Fund Shares” may sometimes be higher than the other return figures for the same period; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. For example, the after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The index used in the table is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest of the underlying securities that make up the index. Investors cannot invest directly in any index.

•                             Merrill Lynch All Convertible Index:  An index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

5

ALGER CONVERTIBLE FUND

ANNUAL TOTAL RETURN FOR CLASS A SHARES* as of December 31 (%)

[CHART]

2007 – 5.33%
2006 – 11.15%
2005 – 5.25%
2004 – 10.40%
2003 – 15.73%
2002 – (11.45%)
2001 – 0.39%
2000 – 16.26%
1999 – 8.57%
1998 – 0.90%

The year-to-date total return of the Fund’s Class A Shares as of June 30, 2008 was -4.85%

*                                                                             Represents the performance of the Predecessor Fund’s common stock.  The calculation of total return assumes dividends were reinvested at market value.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2007

Class A (Inception 10/ /08)*	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes**	(0.2)%	8.32%	5.38%
Return After Taxes on Distributions**	(3.84)%	5.81%	2.84%
Return After Taxes on Distributions and Sale of Fund Shares**	(2.50)%	5.61%	2.94%
Merrill Lynch All Convertible Index:	4.53%	10.67%	7.09%

*                                                                             Represents the performance of the Predecessor Fund’s common stock.  The calculation of total return assumes dividends were reinvested at market value.

**                     after deduction of applicable sales charges

6

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Fund. Other expenses for Class A shares are based on the Predecessor Fund’s expenses during the fiscal period ended October 31, 2008.

Alger Convertible Fund

Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price*	5.25%
Maximum deferred sales charge (load)	None
Redemption Fee as a % of amount redeemed*	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.71%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.33%
Fee Waiver and/or Expense Reimbursement**	0.09%
Net Expenses	1.24%

*                                                                             The Fund charges a redemption fee of 2.00% on shares redeemed (including shares redeemed that were acquired by exchange) within 30 days of purchase.

**                     The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through October 24, 2010 to the extent necessary to limit the annual operating expenses of Class A Shares of the Fund to 1.24% of the Fund’s average net assets (excluding interest, taxes, brokerage, and extraordinary expenses).  The Manager may recoup Management Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years.

EXAMPLES

The following example, which reflects the shareholder fees and operating expenses listed previously, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be*:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
A	$645	$907	$1,199	$2,027

* Absent fee waivers and reimbursements, expenses would be as follows:

A	$653	$924	$1,216	$2,042

The Fund pays the Distributor, Fred Alger & Company, Incorporated, a Rule 12b-1 fee of up to 0.25% of the value of the Fund’s average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s total return over a 10-year period. The example assumes the following:

•                                                                              You invest $10,000 in the Fund and hold it for the entire 10-year period;

•                                                                              Your investment has a 5% return before expenses each year; and

•                                                                              The maximum initial sales charge is applied.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Alger Convertible Fund Class A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.24%	1.24%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	(1.49)%	2.21%	5.97%	9.85%	13.89%	18.07%	22.40%	26.89%	31.55%	36.38%
End Investment Balance	$9,831	$10,201	$10,575	$10,963	$11,366	$11,783	$12,215	$12,664	$13,128	$13,610
Annual Expense	$645	$124	$138	$143	$148	$154	$160	$165	$172	$178

7

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Options

The Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.  The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities.

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security’s market value. When the Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Temporary Defensive and Interim Investment.

When market conditions are unstable, or the Manager believes it is otherwise appropriate, the Fund and may invest in the following debt securities for defensive purposes:  (i) high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies; (ii) commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies); (iii) short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and (iv) repurchase agreements.  The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities.

Illiquid and Restricted Securities

The Fund may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended.  The Fund may not invest more than 15% of its net assets in “illiquid” securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust to be liquid are not subject to this limitation.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations.  Loans of securities by the Fund, if and when made, may not exceed 33 1/3% of the Fund’s total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund will not lend securities to Alger Management or its affiliates.

Diversification

The Fund is diversified, which means that with respect to 75% of the Fund’s total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer (excluding U.S. Government securities).

Other securities the Fund may invest in are discussed in the Fund’s Statement of Additional Information.

8

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 6/30/08) approximately $11 billion in mutual fund assets as well as $2.9 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews its investment program. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees’ basis for approving the Fund’s advisory contract will be available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2008. The Fund pays the Manager an advisory fee at the annual rate of 0.71% based on a percentage of the Fund’s average daily net assets.

Portfolio Manager Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager	Since
Alger Convertible Fund	John A. Curry	Inception (10/24/08)*

* John A. Curry has served as portfolio manager of the Predecessor Fund since December 2004, and will continue to serve as the Fund’s portfolio manager following the reorganization.

Mr. Curry has been employed by the Manager as a Vice President and portfolio manager since December 2004.  Mr. Curry was previously a Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies, authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund’s investment portfolios and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund’s custodian, accounting agent, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund pays the Manager an administrative fee at the annual rate of 0.0275% of the Fund’s average daily net assets.

Legal Proceedings

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading.” On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General (“NYAG”). On January 18, 2007, the Securities and Exchange Commission (the “SEC”) approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Fund that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Fund.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases - a Consolidated Amended Fund Derivative Complaint (the “Derivative Complaint”) and two substantially identical Consolidated Amended Class Action Complaints (together, the “Class Action Complaint”) were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the Alger Mutual Fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act, and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants and the current and former Alger Mutual Fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 there-under) and 20(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

9

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated

Harborside Financial Center

600 Plaza One

Jersey City, NJ 07311

Transfer Agent

State Street Bank and Trust Company

c/o Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266-8480

Net Asset Value

The value of one share is its “net asset value” or NAV. The NAV per share is calculated as of the close of business (normally 4:00 p.m. Eastern time) each day the New York Stock Exchange (“NYSE”) is open. Generally, the NYSE is closed on weekends and national holidays. It may close on other days from time to time.

NAV (net asset value) of a share of the Fund is computed by adding together the value allocable to the Fund’s investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the Fund.

The Fund generally values its assets on the basis of market quotations. If market quotations are not reliable or readily available, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Fund’s Board of Trustees.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company’s securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, and that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

10

Purchasing and Redeeming Fund Shares

Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that may apply. You can purchase or redeem shares on any day the NYSE is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase, Automatic Investment Plan or online, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Fund may reject any purchase order. Share certificates are not issued for shares of the Fund.

If you redeem shares, by sale or exchange, within 30 days of purchase, the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Automatic Investment Plan or Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.

Dividends and Distributions

The Fund earns income from its investments and pays this income to shareholders in the form of dividends and distributions. Dividends from net investment income are declared and paid quarterly.  Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which they were earned.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be automatically reinvested at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you elect to receive cash payments and a payment is returned to the Fund as undeliverable, upon receipt, that payment will be reinvested in Fund shares at the next calculated NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to receive distributions in cash or reinvest them in the Fund, they may be subject to federal, state and local taxes. Because each shareholder’s tax situation is unique, please consult with a tax advisor as to the particular tax consequences of investing in the Fund.

Sales Charges

Class A Shares

11

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Asset Value	Dealer Allowance as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 - $49,999	4.50%	4.71%	4.25%
$50,000 - $99,999	4.00%	4.17%	3.75%
$100,000 - $249,999	3.50%	3.63%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $749,999	2.00%	2.04%	1.75%
$750,000 - $999,999	1.50%	1.52%	1.25%
$1,000,000 and over	*	*	1.00%

*                                                                             Purchases of Class A shares which, when combined with current holdings of Class A shares of the Fund or The Alger Funds offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions made within 12 months of purchase. The CDSC may be waived in certain circumstances.

In calculating a CDSC, the Fund assumes first, that the redemption is of shares, if any, that are not subject to any CDSC.

Distribution and/or Service (12b-1) Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) to permit the use of Fund assets for the provision of distribution and shareholder services by the Distributor, subject to certain conditions. Pursuant to the Plan, Class A shares of the Fund pay the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets of such Class. Because this fee is paid out of the Fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Maximum Investment Amount:

No maximum investment limit.

Minimum Investment Amount:

See table below.

Minimum Investments: the following minimums apply to an account in the Fund.

	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
403(b)	500	50
Automatic Investment	500	50
Asset-based Fee Program
Accounts	250	50

Minimums may be waived in certain circumstances.

12

Waivers of Sales Charges

No initial sales charge or CDSC is imposed on purchases or redemptions (1) by (i) employees of the Distributor and its affiliates, (ii) Individual Retirement Accounts (“IRAs”), Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by the Manager, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which the Distributor or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a financial institution as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001; and (11) by shareholders of record of Convertible Fund on the date of commencement of operations purchasing additional Class A Shares for their existing accounts.

Investors purchasing Class A shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of the shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.

Any CDSC which otherwise would be imposed on redemption of shares of the Fund will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or

13

other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an IRA following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Under the Reinvestment Privilege, a shareholder who has redeemed shares in a Fund account may reinvest all or part of the redemption proceeds in shares of the same class in the same Fund account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder’s status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

Reduced Sales Charges

In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in Class A Shares may be eligible for a reduced sales charge. Information on reduced sales charges is posted on the Fund’s website, www.alger.com.

When purchasing Class A shares, when the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a reduced front-end sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would be charged a front-end sales charge of 5.25%, while a purchase of $25,000 would be charged a front-end sales charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A shares. The greater the investment, the greater the reduction in the sales charge.

A reduced sales charge is also available to Class A investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A Letter of Intent (“LOI”) allows the Class A investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by “any person” (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of shares of all classes of the Fund or The Alger Funds offered with a sales charge over the following 13 months. At the investor’s request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the

14

total LOI amount. Further details are in the Statement of Additional Information.

A third way that an investor in Class A shares may be eligible for a reduced sales charge is by reason of Rights of Accumulation (“ROA”). With ROA, Class A shares of the Fund may be purchased by “any person” (as defined in the immediately preceding paragraph) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of all classes of the Fund and The Alger Funds offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

INVESTMENT INSTRUCTIONS

To Open an Account:

BY MAIL: Alger Convertible Fund does not accept cash or cash equivalents for Fund purchases. (Make checks payable to “The Alger Funds.”) Visit the Fund’s website to download a prospectus and New Account Application at www.alger.com, or call (800) 992-3863 to receive an application via U.S. mail. Mail your completed application and check to:

Boston Financial Data Services, Inc.

Attn: The Alger Funds

P.O. Box 8480

Boston, MA 02266-8480

Overnight mail is to be sent to the Fund’s transfer agent at the following address:

Boston Financial Data Services, Inc.

Attn: The Alger Funds

30 Dan Road

Canton, MA 02021

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Inc.; Attn: The Alger Funds, stating that the account will be established by wire transfer and the date and amount of the transfer.

Instruct your bank to wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services, Inc. at (800) 992-3863 for details.

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Complete the Automatic Investment Plan option on your New Account Application. Minimum initial automatic investment amount is $500.

ONLINE: You can open a new account online. Go to www.alger.com and follow the online instructions. Please be sure to first read the Fund’s prospectus before investing.

15

To Make Additional Investments in an Existing Account:

BY MAIL: Complete and return the Invest by Mail slip attached to your Alger Funds Statement and return the slip with your investment to:

Boston Financial Data Services, Inc.

Attn: The Alger Funds

P.O. Box 8480

Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by completing the appropriate section of the New Account Application or Additional Services Form available at www.alger.com, or call (800) 992-3863 to receive the form by mail. Your purchase request will be processed at the NAV next calculated after it is received and the funds will be transferred from your designated bank account to your Fund account normally within one business day. Call (800) 992-3863 to initiate a TelePurchase.

WIRE: Instruct your bank to wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services, Inc. for details.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Alger Funds Automatic Investment Plan allows you to make automatic purchases on the day of the month that you select. Complete the appropriate information on the New Account Application or return the Additional Services Form available at www.alger.com, or call (800) 992-3863 to receive the form by mail. Minimum subsequent automatic investment amount is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund account. Call (800) 992-3863 for a Payroll Savings Plan Form or download it at www.alger.com.

*Not available for Retirement Plans

ONLINE: You can purchase additional shares in an existing Fund account. Go to www.alger.com, and follow the online instructions.

To Exchange Shares of the Fund:

BY TELEPHONE OR ONLINE: You can exchange Fund shares for Class A shares of other portfolios of The Alger Family of Funds, subject to certain restrictions, which are other portfolios advised by the Manager. You can go to www.alger.com, login to access your Fund account, and follow the online instructions, or call (800) 992-3863 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of one class may not be exchanged for shares of another class. Applicable redemption fees will apply. The Fund reserves the right to modify or terminate this exchange privilege. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. If you

16

would like a prospectus describing The Alger Family of Funds, please call the Fund toll-free at (800) 992-3863 or consult the Statement of Additional Information.

To Redeem Shares of the Fund:

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc., Attn: The Alger Funds which includes:

•                                                                              account number

•                                                                              Fund name

•                                                                              class of shares

•                                                                              number of shares or dollar amount of redemption

•                                                                              address to send redemption proceeds

•                                                                              signature(s) of registered owner(s)

•                                                                              a signature guarantee is required if

•                                                                              redemption is for more than $25,000;

•                                                                              the proceeds will be sent to a different address than the one on file;

•                                                                              the redemption check will be made payable to someone other than the registered owners on file; or

•                                                                              you have changed your address on file within the past 30 days.

BY TELEPHONE*: Call (800) 992-3863 to sell shares (unless you refused this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 30 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TeleRedemption (minimum $500, maximum $50,000) is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. Your redemption request will be processed at the NAV next calculated after it is received and the funds will be transferred to your bank account normally within 2 business days. Shares issued in certificate form are not eligible for this service.

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund’s records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund’s records. Fed wire requests to a bank account not previously designated on the Fund’s records must be made in writing, and require a signature guarantee.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

17

AUTOMATICALLY: The Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000 at the time you begin participation in the Plan, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

ONLINE: You can redeem shares from an existing Fund account. Go to www.alger.com and follow the online instructions.

Signature Guarantee is a guarantee by a financial institution that your signature is authentic. The financial institution accepts liability for any forgery or fraud if the signature it guarantees proves to be counterfeit. It is an ideal means to protect investors and their assets. A notarization by a Notary Public is not an acceptable substitute.

LIMITATIONS ON EXCESSIVE TRADING

The Fund may invest a significant amount of its assets in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time the Fund prices its portfolio and determines NAV per share. The Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under “Net Asset Value.” Additionally, early redemptions (including by exchange) of the Fund’s shares are subject to a redemption fee. As a result, the Manager believes that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the Fund recognizes that circumstances may invite active in-and-out trading by Fund shareholders, for whatever reason implemented. Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Fund’s portfolio manager, interfere with the efficient management of a portfolio, increase the portfolio’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Fund. The redemption fee, as described herein, is expected to discourage frequent in-and-out trading in Fund shares.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of

18

the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund’s efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

OTHER INFORMATION

The Fund may redeem shares “in kind.” This means that when you redeem shares, the Fund can pay you the proceeds in securities from the Fund’s portfolio instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. Foreign securities

19

exchanges are generally less liquid than U.S. exchanges. As a result, it may be more difficult to sell foreign securities that you may receive.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem shares you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee (“Plan Administrator”) that maintains a master or “omnibus” account with the Fund for trading on behalf of retirement plans and their participants, the Plan Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund, but in any event are designed to detect and prevent excessive trading. Consult with your Plan Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Fund through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary’s reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sales of shares.

Redemptions by the Fund.  If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months and the value of your account falls below the minimum initial investment amount for three consecutive months as a result of redemptions or exchanges (excluding certain retirement accounts), the Fund may redeem all your Fund shares within your account after giving you 60 days prior written notice. You

20

may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount or by using the Automatic Investment Plan.

If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

The Fund and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Modify any terms or conditions of purchase of shares of the Fund;

Reject or cancel any request to establish Automatic Investment Plan or the Systematic Withdrawal Plan options on the same account; or

Suspend, change or withdraw all or any part of the offering made by this prospectus.

Householding. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the Fund. Call an Alger Funds Representative at (800) 992-3863 if you need additional copies of financial reports or prospectuses, or download them at www.alger.com. If you do not want the mailing of these documents to be combined with those for other members of your household, contact The Alger Funds in writing at Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480.

21

FINANCIAL HIGHLIGHTS

The financial highlights information in the table represents the financial highlights of the Predecessor Fund’s shares of common stock for the periods indicated. Certain information reflects financial results for a single share of Castle Convertible Fund, Inc., the Predecessor Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions).  It is currently contemplated that the Predecessor Fund will be merged into the Fund on or about October 24, 2008.

Information, except for the six-month period ended April 30, 2008, has been audited by Ernst & Young LLP whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s Annual Report, which is available upon request.

ALGER CONVERTIBLE FUND

	Period Ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/08(i)	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$28.45	$28.43	$26.67	$25.73	$24.62	$22.56
Net investment income (loss) (ii)	0.29	0.70	0.66	0.79	0.86	0.81
Net realized and unrealized gain (loss) on investments	(1.82)	1.61	2.22	1.23	1.27	2.12
Total from investment operations	(1.53)	2.31	2.88	2.02	2.13	2.93
Dividends from net investment income	(0.51)	(1.16)	(1.12)	(1.08)	(1.02)	(0.87)
Dividends from net realized gains	(1.77)	(1.13)	—	—	—	—
Total Distributions	(2.28)	(2.29)	(1.12)	(1.08)	(1.02)	(0.87)
Net asset value, end of period	$24.64	$28.45	$28.43	$26.67	$25.73	$24.62
Market value, end of period	$21.93	$24.50	$24.83	$22.51	$22.90	$21.75
Total return, based on market value (ii)	2.10%	7.81%	15.70%	2.91%	10.06%	9.98%
Total return, based on NAV(i)	1.42%	9.34%	11.81%	8.51%	9.25%	13.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$55,104	$63,624	$63,573	$59,625	$57,542	$55,045
Ratio of expenses to average net assets	1.24%	1.09%	1.20%	1.11%	1.11%	1.19%
Ratio of net investment income to average net assets	2.32%	2.51%	2.41%	2.99%	3.37%	3.49%
Portfolio turnover rate	53.47%	134.32%	96.37%	58.54%	26.29%	156.83%

(i)                     Unaudited.  Ratios have been annualized; Total return and portfolio turnover rate have not been annualized.

(ii)                 Total return is calculated assuming reinvestment of dividends and other distributions at prices obtained under the Predecessor Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of any taxes that a shareholder would owe on Fund distributions.

FOR FUND INFORMATION:

BY TELEPHONE:    (800) 992-3863

BY MAIL:                             Boston Financial Data Services, Inc.

Attn: The Alger Funds

P.O. Box 8480

Boston, MA 02266-8480

BY INTERNET:     Text versions of Fund documents can be downloaded from the following sources:

•                              The Fund: http://www.alger.com

•                              SEC (EDGAR data base): www.sec.gov

22

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund’s toll-free number, at the Fund’s website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

Another way you can review and copy Fund documents is by visiting the SEC’s Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can receive free copies of these reports by calling the Fund’s toll-free number, at the Fund’s website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC’s Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

QUARTERLY FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

23

ALGER ELECTRONIC DELIVERY SERVICE

The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds’ website. To sign up for this free service, enroll at www.icsdelivery.com/alger.

Distributor: Fred Alger & Company, Incorporated

The Alger Funds

SEC File #811-1355

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds: The Alger Funds, The Alger Funds II, Alger China-U.S. Growth Fund, The Alger Institutional Funds and The Alger American Fund. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                                                                              Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                                                                              Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                                                                              Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                                                                              To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                                                                              To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                                                                              To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

This policy statement is not part of the prospectus.

This is not part of the prospectus.

24

STATEMENT OF ADDITIONAL INFORMATION	October 24, 2008

The Alger Funds

Class A

Class B

Class C

Class I

The Alger Funds (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that offers interests in the following ten Funds:

• Alger Capital Appreciation Fund

• Alger LargeCap Growth Fund

• Alger MidCap Growth Fund

• Alger SMidCap Growth Fund

• Alger SmallCap Growth Fund

• Alger Growth Opportunities Fund

• Alger Health Sciences Fund

• Alger Convertible Fund

• Alger Balanced Fund

• Alger Money Market Fund

With the exception of Alger Money Market Fund (“Money Market Fund”), which offers one class of shares that is not subject to sales charges or distribution fees, each Fund offers different classes of shares, each with a different combination of sales charges, ongoing fees and other features. Each of Alger Capital Appreciation Fund (“Capital Appreciation Fund”), Alger LargeCap Growth Fund (“LargeCap Growth Fund”), Alger MidCap Growth Fund (“MidCap Growth Fund”), Alger SmallCap Growth Fund (“SmallCap Growth Fund”), Alger Health Sciences Fund (“Health Sciences Fund”), and Alger Balanced Fund (“Balanced Fund”) offers three classes of shares (Class A, B and C shares), Alger Growth Opportunities Fund (“Growth Opportunities Fund”) offers three classes of shares (Class A, Class C and Class I shares), and Alger SMidCap Growth Fund (“SMidCap Growth Fund”) offers four classes of shares (Class A, B, C, and I shares). Alger Convertible Fund (“Convertible Fund”) offers one class of shares (Class A shares), Class I shares are offered only to institutional investors.

The Trust’s financial statements for the year ended October 31, 2007 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

Convertible Fund had not commenced operations as of the date of this Statement of Additional Information.  It is currently contemplated that before the Fund commences operations, it will participate in a tax-free reorganization with Castle Convertible Fund, Inc. (the “Predecessor Fund”), a closed-end investment company.  If the reorganization is approved by shareholders of the Predecessor Fund, it is currently contemplated that the reorganization will occur on or about October 24, 2008.  The most recent Annual Report and Semi-Annual Report to Shareholders for the Predecessor Fund are separate documents, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Prospectus dated March 1, 2008 for the Class A, B, and C shares of the Funds, the Prospectus dated March 1, 2008 for the Class I shares of SMidCap Growth Fund and Growth Opportunities Fund, the Prospectus dated March 1, 2008 for Money Market Fund, and the Prospectus dated October 24, 2008 for Convertible Fund. It should be read together with the applicable Prospectus which may be obtained free of charge by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 992-3863, or at the Trust’s website at http://www.alger.com.

** GRAPHIC **

CONTENTS

The Funds	3
Investment Strategies and Policies	5
Net Asset Value	23
Classes of Shares	24
Purchases	25
Redemptions	31
Exchanges and Conversions	35
Management	36
Code of Ethics	44
Taxes	44
Dividends	45
Custodian and Transfer Agent	46
Certain Shareholders	46
Organization	52
Proxy Voting Policies and Procedures	54
In General	55
Financial Statements	56
Appendix	A-1

THE FUNDS

Capital Appreciation Fund

Except during temporary defensive periods, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization. The Fund will not change this policy without 60 days’ notice to shareholders.

LargeCap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. The Fund will not change this policy without 60 days’ notice to shareholders.

MidCap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium capitalization stocks. The Fund will not change this policy without 60 days’ notice to shareholders.

SMidCap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of small and mid-sized companies. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or S&P SmallCap 600 Index, or the Russell Midcap Growth Index or S&P MidCap 400 Index, respectively, as reported by the indexes as of the most recent quarter-end. The Fund will not change this policy without 60 days’ notice to shareholders.

SmallCap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small capitalization stocks. The Fund will not change this policy without 60 days’ notice to shareholders.

The Board of Trustees has authorized a partial closing of the Fund. Effective May 1, 2007, the Fund’s shares are available for purchase only by existing shareholders of the Fund who maintain open accounts and certain select groups of investors who transact with certain broker dealers and third party administrators identified by Fred Alger & Company, Incorporated, the Fund’s distributor (“Alger Inc.” or the “Distributor”).

The Fund may resume sales to all investors at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.

Growth Opportunities Fund

The Fund invests primarily in equity securities of small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace. Although the Fund may invest without limit in companies of any size, the Fund focuses on companies that, at the time of purchase of the securities, have a total market capitalization not exceeding the highest market capitalization of companies included in the Russell 2500 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of small and medium capitalization stocks.

Health Sciences Fund

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any size that are engaged in the health sciences sector. A company will be considered to be engaged in the health sciences sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the health sciences sector, including health care services, pharmaceuticals, medical equipment and supplies and applied research and development. The Fund will not change this policy without 60 days’ notice to shareholders.

Convertible Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt or preferred securities which are convertible and otherwise carry the right to obtain the common stock of the company issuing such debt or preferred securities. The

Fund reserves the right to retain, on a temporary or interim basis, the common stock or other securities or assets obtained upon conversion of the convertible securities acquired by the Fund. The Fund will not change this policy without 60 days’ notice to shareholders.

Balanced Fund

The Fund invests based on combined considerations of risk, income, capital appreciation and protection of capital value.

Under normal circumstances, the Fund invests in common stocks, securities convertible into common stocks, and fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper, preferred stock, and other fixed-income securities. Most of the Fund’s fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations (“NRSRO”) or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, Inc. (“Alger Management” or the “Manager”). The Fund also may invest up to 10% of its net assets in lower-rated securities rated “B” (or the equivalent) or better by an NRSRO, or, if unrated, determined to be of comparable quality by Alger Management. Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

The Fund may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

Money Market Fund

The Fund may invest in “money market” instruments, including certificates of deposit, time deposits and bankers’ acceptances; U.S. Government securities; corporate bonds having less than 397 days remaining to maturity; and commercial paper, including variable rate master demand notes. The Fund may also enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements.

The Fund will invest at least 95% of its total assets in money market securities which are rated within the highest credit category assigned by at least two NRSROs (or one NRSRO if the security is rated by only one) and will only invest in money market securities rated at the time of purchase within the two highest credit categories or, if not rated, of equivalent investment quality as determined by Alger Management. Alger Management subjects all securities eligible for investment to its own credit analysis and considers all securities purchased by the Fund to present minimal credit risks. Normally, the Fund will invest a substantial portion of its assets in U.S. Government securities.

The Fund has a policy of maintaining a stable net asset value of $1.00. This policy has been maintained since its inception; however, the $1.00 price is not guaranteed or insured, nor is its yield fixed. The Fund generally purchases securities which mature in 13 months or less. The average maturity of the Fund will not be greater than 90 days.

Capital Appreciation Fund, SMidCap Growth Fund, Growth Opportunities Fund and Health Sciences Fund

These Funds may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. These Funds may also borrow money (leverage) for the purchase of additional securities. These Funds may borrow only from banks and may not borrow in excess of one-third of the market value of total Fund assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the net asset value of these Funds to be more volatile than the net asset value of a fund that does not engage in these activities.

INVESTMENT STRATEGIES AND POLICIES

Certain Securities and Investment Techniques

The Prospectus discusses the investment objectives of the Funds and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

In General

All of the Funds, other than Money Market Fund and the fixed-income portion of Balanced Fund, seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Funds (other than Money Market Fund) may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.

In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of net assets, in the case of Balanced Fund) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

Alger Management’s investment strategies utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds’ portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, improved reward to risk opportunity, or offer the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio’s objectives. The Funds’ portfolio turnover rates may vary significantly from year to year as a result of the Funds’ investment process.

There is no guarantee that a Fund’s investment objective will be achieved.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

•	high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•	short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•	repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Convertible Securities

Each Fund (other than Money Market Fund) may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

U.S. Government Obligations

Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Farm Credit Bank, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations

These are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Mortgage-Backed Securities

(Balanced Fund only)

The Fund may invest in mortgage-backed securities that are Agency Pass-Through Certificates, Private Pass-Throughs or collateralized mortgage obligations (“CMOs”), as defined and described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or Federal Home Loan Mortgage Commission (“FHLMC”). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operation or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Bank. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially- or fully-guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one-to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the credit-worthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

The Fund may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and credit-worthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

•

In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre-payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

•

A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

•

An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

•

As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

•

A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.

•

A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

The fixed-income markets are experiencing a period of extreme volatility whach has negatively impacted market liquidity conditions.  Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market.  However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default.  Securities that are less liquid are more difficult to value and may be hard to dispose of.  These events and the continuing market upheavals may have an adverse effect on a Fund’s investments.

Asset-Backed Securities
(Balanced Fund only)

The Fund may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the credit-worthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

Lower-Rated Securities
(Balanced Fund only)

As indicated in the Prospectus, the Balanced Fund may invest up to 10% of its net assets in fixed-income securities rated below investment grade (“high-yield securities,” or “junk bonds”), provided that such securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor’s, Fitch, and Dominion, Ba and B of Moody’s, bb and b of A.M. Best) by at least one NRSRO or, if unrated, are determined by Alger Management to be of equivalent quality. Such lower-rated securities may be subject to certain risks with respect to the issuer’s ability to make scheduled payments of principal and interest, and to greater market fluctuations. While generally providing higher coupons or interest rates than higher-quality securities, lower-quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of their issuers, and exhibit greater price volatility, especially during periods of economic uncertainty or change. Lower-quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated securities is generally less liquid than the market for investment-grade fixed-income securities. It may be more difficult to sell lower-rated securities in order to meet redemption requests or respond to changes in the market.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by nationally recognized securities rating organizations do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. To the extent that a Fund invests in such securities, the achievement of its investment objective may be more dependent on Alger Management’s own credit analysis. If a security in which a Fund has invested is downgraded, so that it would no longer be eligible for purchase by the Fund, the Fund will not necessarily sell the security immediately; Alger Management will consider whether to retain or dispose of the security in the light of all the circumstances. See the Appendix to this SAI for a discussion of the rating categories.

Variable Rate Master Demand Notes

These are unsecured instruments that provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks, dealers and clearing corporations with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Reverse Repurchase Agreements
(Money Market Fund, and Balanced Fund)

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. Each Fund will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Funds will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the “Act”), reverse repurchase agreements may be considered borrowings by the seller; accordingly, a Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

Firm Commitment Agreements and When-Issued Purchases

Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

Each Fund other than Money Market Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted and Illiquid Securities

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Fund to bear the expense of registration.

Each Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the “SEC”) specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the Funds’ adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees’ oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

A Fund will not invest more than 15% of its net assets in “illiquid” securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

Each Fund other than Money Market Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Lending of Fund Securities

Each Fund may lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Funds’ Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Foreign Securities

Each Fund other than Money Market Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Debt Securities
(Balanced Fund and Convertible Fund)

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Derivative Transactions

Each Fund (with the exception of Money Market Fund) may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this SAI.

Options

With the exception of Money Market Fund, all of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Funds may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Fund will not sell options that are not covered. A call option written by a Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is “covered” if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

Stock Index Futures and Options on Stock Index Futures (Capital Appreciation Fund, SmallCap and Mid-Cap Growth Fund, Growth Opportunities Fund, Health Sciences Fund and Convertible Fund)

If a Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, a Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Synthetic Convertible Instruments (Convertible Fund)

A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible instruments are considered convertible securities for purposes of the Fund’s policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Borrowing

All of the Funds may borrow from banks for temporary or emergency purposes. In addition, the Capital Appreciation Fund, SMidCap Growth Fund, Growth Opportunities Fund, Health Sciences Fund and Convertible Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. A Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Exchange-Traded Funds (SMidCap Growth Fund, Growth Opportunities Fund,  Health Sciences Fund and Convertible Fund)

To the extent otherwise consistent with their investment policies and applicable law, these Funds may invest in “exchange-traded funds” (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in these Funds’ investment strategies.

Investment Restrictions

The investment restrictions numbered 1 through 8 below have been adopted by the Trust with respect to each of the Funds other than LargeCap Growth Fund as fundamental policies. Under the Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. Other than LargeCap Growth Fund, each of the Funds’ investment objectives is a non-fundamental policy, which may be changed by the Board of Trustees at any time. For each Fund:

1. Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

5. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. All Funds except Money Market Fund and Health Sciences Fund:

Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Money Market Fund:

Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC; and provided that there shall be no limit on the purchase of obligations issued by bank and thrift institutions.

Health Sciences Fund:

Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC; and provided that the Fund may invest in the securities of issuers in the health sciences sector, and the group of industries that make up the health sciences sector, without limit, as contemplated by its investment strategy.

8. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Fund’s total assets).

The investment policies adopted by the Trust prohibit LargeCap Growth Fund, except as otherwise noted, from:

1.

Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Fund’s total assets may be invested without regard to this limitation.

2.

Purchasing more than 10 percent of the outstanding voting securities of any one issuer or more than 10 percent of the outstanding voting securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3.

Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities “short against the box.”

4.	Borrowing money, except that the Fund may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed five percent of the value of the Fund’s total assets, the Fund will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Fund will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5.

Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Fund’s total assets. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6.	Issuing senior securities, except in connection with borrowings permitted under restriction 4.

7.

Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8.	Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9.	Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10.

Purchasing any securities that would cause more than 25 percent of the value of the Fund’s total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11.	Investing in commodities.

12.	Investing more than 10 percent of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

13.

Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

Shares of LargeCap Growth Fund, MidCap Growth Fund and SmallCap Growth Fund are registered for sale in Germany. As long as LargeCap Growth Fund, MidCap Growth Fund and SmallCap Growth Fund are registered in Germany, these Funds, without prior approval of their shareholders, may not:

1.

Invest in the securities of any other domestic or foreign investment company or investment fund or other investment vehicle which is invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle.

2.	Invest in participations of venture capital or private equity funds.

3.

Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Act, or any exemptions therefrom which may be granted by the SEC and then only for temporary purposes, and in an amount not exceeding 10% of the value of its total assets (including the amount borrowed). Any such borrowings shall be at borrowing conditions which reflect customary market standards.

4.

Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

5.

Pledge or otherwise encumber or transfer by way of security or assign by way of security any asset of the Fund except in the case of borrowings which take account of the requirements under No. 3 or in the case of the provision of security in order to comply with margining or re-margining obligations in the context of the settlement of transactions in derivative instruments which are derived from securities, money market instruments, recognised financial indices, interest rates, foreign exchange rates or currencies.

6.

Carry out any transactions for the account of its assets the subject of which is the sale of assets which are not comprised in the Fund’s asset pool, and the Fund may only grant the right to demand delivery of assets (call option) to a third person for the account of the assets where the assets forming the object of the call option belong to the Fund’s asset pool at the time of granting the option.

7.

Only on a shareholder’s request and if the Board of Trustees so determines, the Fund shall have the right, to satisfy redemption requests to such shareholder who so requests, in kind by allocating to the holder investments from the portfolio of assets equal in value to the value of the shares to be redeemed. The nature and type of assets to be transferred in such case shall be determined on a fair and reasonable basis and without prejudicing the interests of the other holders of shares and the valuation used shall be confirmed by a special report of the auditor of the Fund. The costs of any such transfers shall be borne by the transferee.

8.

Where the purchase of shares is agreed for a period of several years, no more than one third of each payment agreed for the first year may be used to cover costs; the remaining costs shall be equally apportioned to all later payments.

In the case of a change in the laws of Germany applicable to a Fund, the Trustees have the right to adjust the above restrictions relating to the Fund’s registration in Germany accordingly without the prior approval of the Fund’s shareholders.

These Funds will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such Funds are registered in Germany.

Except in the case of the percent limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Funds’ other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U. S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions.

Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that Fund transactions will generally be executed through Fred Alger & Company, Incorporated (“Alger Inc.” or the “Distributor), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management’s fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds. During the fiscal year ended October 31, 2005, the Fund paid an aggregate of approximately $9,572,266 in brokerage commissions, of which approximately $5,370,848 was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal years ended October 31, 2006 and 2007 are listed in the table below. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

Broker Commissions

			Paid to Alger Inc.
	Total paid by the Fund		Dollar Amount		% of Brokerage Commissions Paid to Alger Inc.		% of Dollar Amount of Transaction Effected through Alger Inc.
	2007	2006	2007	2006	2007	2006	2007	2006
Capital Appreciation Fund	$2,108,806	$1,793,882	$1,026,986	$907,680	48.70%	50.60%	60.49%	63.17%
LargeCap Growth Fund	1,222,036	2,813,036	816,194	1,680,069	66.79%	59.72%	72.14%	69.55%
MidCap Growth Fund	3,266,407	4,173,271	1,626,231	1,957,278	49.79%	46.90%	58.11%	59.37%
SMidCap Growth Fund	435,710	119,192	178,731	36,147	41.02%	30.33%	45.91%	38.60%
SmallCap Growth Fund	969,725	694,584	297,994	222,683	30.73%	32.60%	37.54%	39.67%
Growth Opportunities Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Health Sciences Fund	859,605	647,270	271,647	248,519	31.60%	38.39%	46.36%	53.96%
Convertible Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Balanced Fund	215,002	599,509	156,700	369,632	72.88%	61.66%	75.48%	69.36%
	$9,077,291	$10,840,744	$4,374,483	$5,422,008	48.19%	50.02%	58.42%	62.47%

	Soft Dollar Transactions
	Value of Transactions		Commissions
	2007	2006	2007	2006
Capital Appreciation Fund	$212,798,446	$63,268,148	$273,261	$150,114
LargeCap Growth Fund	124,467,106	166,253,776	137,870	278,386
MidCap Growth Fund	392,426,678	200,850,108	470,029	447,090
SMidCap Growth Fund	22,437,460	1,969,114	32,101	5,086
SmallCap Growth Fund	58,788,520	28,023,089	106,885	78,427
Growth Opportunities Fund	n/a	n/a	n/a	n/a
Health Sciences Fund	65,250,074	7,795,537	116,812	17,953
Convertible Fund	n/a	n/a	n/a	n/a
Balanced Fund	17,328,318	34,553,809	20,083	57,229
	$893,496,602	$502,713,581	$1,157,041	$1,034,285

Disclosure of Portfolio Holdings

The Fund provides its portfolio holdings on a daily basis, with no lag, to each of Factset, Baseline, Wonda/Thompson Financial Services, and Bloomberg. Each Fund provides its portfolio holdings on a month-end basis on a 30-day lag to Fidelity Strategic Advisors, and on a 60-day lag to each of Financial Webworks, Morningstar, and Standard & Poor’s. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders.

NET ASSET VALUE

The price of one share of a class is based on its “net asset value.” The net asset value is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) or, for Money Market Fund, as of 12:00 noon Eastern time on each day the New York Stock Exchange (“NYSE”) is open.

Purchases for Money Market Fund will be processed at the net asset value next calculated after your order is received and accepted. If your purchase is made by wire and is received by 12:00 noon Eastern time, your account will be credited and begin earning dividends on the day of receipt. If your wire purchase is received after 12:00 noon Eastern time, it will be credited and begin earning dividends the next business day. Exchanges are credited the day the request is received by mail or telephone, and begin earning dividends the next business day. If your purchase is made by check, and received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), it will be credited and begin earning dividends the next business day.

Purchases for the other Funds will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Funds other than Money Market Fund are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, securities are valued at a price within the bid and asked price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees. Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

The valuation of the securities held by Money Market Fund, as well as money market instruments with maturities of 60 days or less held by the other Funds, is based on their amortized cost which does not take into account unrealized capital gains or losses.

Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

Money Market Fund’s use of the amortized cost method of valuing its securities is permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of less than 397 days, as determined in accordance with the provisions of the rule, and invest only in securities determined by Alger Management, acting under the supervision of the Trust’s Board of Trustees, to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, Money Market Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Fund’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule also provides that the extent of any deviation between the Fund’s net asset value based on available market quotations or market equivalents and $1.00 share price based on amortized cost must be monitored by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the Fund to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or paying distributions from capital or capital gains, redeeming shares in kind or establishing net asset value per share by using available market quotations.

CLASSES OF SHARES

Each of Capital Appreciation Fund, LargeCap Growth Fund, MidCap Growth Fund, SmallCap Growth Fund, Health Sciences Fund, and Balanced Fund offers three classes of shares (Class A, B and C shares), SMidCap Growth Fund offers four classes of shares (Class A, B, C, and I shares), Growth Opportunities Fund offers three classes of shares (Class A, Class C and Class I shares), and Convertible Fund offers one class of shares (Class A shares) . Class I shares are offered only to institutional investors, in separate prospectuses. Class A Shares are generally subject to a front-end load, and Class B and Class C Shares are generally subject to a back-end load. Class I Shares are not subject to a front-end or back-end load. Each of these classes of shares is subject to distribution and/or service fees. Money Market Fund offers one class of shares without a distribution or service fee.

Class A Shares

From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

Conversion of Class B and Class C Shares

Class B Shares, and Class C Shares purchased prior to August 1, 2000, will automatically convert to Class A Shares eight and twelve years, respectively, after the end of the calendar month in which the order to purchase was accepted and will thereafter not be subject to the original Class’s distribution and/or service fees. Class C Shares purchased on or after August 1, 2000 will not be eligible for conversion to Class A Shares after twelve years. The conversion will be completed on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and reinvested capital gains will also be converted into Class A Shares. Because Money Market Fund is not subject to any distribution fees, the running of the applicable conversion period is suspended for any period of time in which shares received in exchange for Class B or Class C Shares are held in that Fund.

The conversion of Class B Shares and Class C Shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under Federal income tax laws. The conversion of Class B and Class C Shares may be suspended if such an opinion is no longer available.

Conversion from one class to another is not subject to the Funds’ redemption fee.

PURCHASES

Shares of the Funds are offered continuously by the Trust and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Funds pursuant to distribution agreements (the “Distribution Agreements”). Under the Distribution Agreements, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Trust is an “affiliated person,” as defined in the Act, of the Trust and of Alger Inc.

The Funds do not accept cash or cash equivalents for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund’s securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Confirmations and Account Statements

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

Distribution Plans

As stated in the Prospectus, in connection with the distribution and shareholder servicing activities of Alger Inc. in respect of the Funds’ Class A, B, C and I Shares, respectively, the Trust has adopted plans (each a “Plan”) pursuant to Rule 12b-1 under the Act. Under the Class B and C Plans, a portion of the distribution fee, sometimes described as an “asset-based sales charge,” allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class B or C shares of the Funds. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4% of the amount invested in Class B Shares and up to 1% of the amount invested in Class C Shares, and pays the asset-based sales charge as an ongoing commission to dealers on Class C Shares that have been outstanding for more than a year. For Class B Shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc. Shareholders of each Class of each Fund adopted a Plan, or approved an amendment to their Classes’ Plan, between January and September of 2007, or when the Class commenced operations, if later.

Each Plan also authorizes the Trust to pay Alger Inc., on behalf of each Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class A, Class B, Class C or Class I Shares, as the case may be, of a Fund, and such fee shall be charged only to that Class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.

Pursuant to the Plan for Class C Shares, each Fund pays an annual fee of 1.00% of its Class C Shares’ average daily net assets to Alger Inc. In addition to the 0.25% shareholder servicing fee, Alger Inc. is paid a 0.75% fee for providing distribution services including, but not limited to, organizing and conducting sales seminars, advertising programs, payment of finders’ fees, printing of prospectuses and SAIs and reports for potential investors, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based charges or as payments of commissions, and the costs of administering a Plan. No excess distribution expense is carried forward to subsequent years under the Class A or Class C Plans.

During the fiscal year ended October 31, 2007, the Funds paid approximately $3,470,000 for distribution services to Alger Inc. under the provisions of the Class A Shares’ Plan, as follows:

Fund	Fees Paid
Capital Appreciation Fund	$587,000
LargeCap Growth Fund	$440,000
MidCap Growth Fund	$869,000
SmallCap Growth Fund	$226,000
SMidCap Growth Fund	$906,000
Growth Opportunities Fund	N/A
Health Sciences Fund	$348,000
Convertible Fund	N/A
Balanced Fund	$87,000

During the fiscal year ended October 31, 2007, the Funds paid approximately $2,897,000 for distribution services to Alger Inc. under the provisions of the Class C Shares’ Plan, as follows:

Fund	Fees Paid
Capital Appreciation Fund	$512,000
LargeCap Growth Fund	$406,000
MidCap Growth Fund	$717,000
SmallCap Growth Fund	$231,000
SMidCap Growth Fund	$337,000
Growth Opportunities Fund	N/A
Health Sciences Fund	$513,000

Balanced Fund	$176,000

During the fiscal year ended October 31, 2007, the Funds paid approximately $300 for distribution services to Alger Inc. under the provisions of the Class I Shares’ Plan, as follows:

Fund	Fees Paid
SMidCap Growth Fund	$300
Growth Opportunities Fund	N/A

The Class B Shares’ Plan is a “reimbursement” plan under which Alger Inc. is reimbursed for its actual distribution expenses up to 0.75% of each Fund’s Class B shares average daily net assets. In addition, each Fund’s Class B Shares may pay Alger Inc. a fee of up to 0.25% of their average daily net assets for the provision of shareholder services. Any contingent deferred sales charges (“CDSCs”) on Class B Shares received by Alger Inc. will reduce the amount to be reimbursed under the Plan. Under this Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 2007, the following approximate amounts were carried forward under the Class B Plan:

Fund	Carryforward Amounts
Capital Appreciation Fund	$20,032,000
LargeCap Growth Fund	$16,564,000
MidCap Growth Fund	$11,207,000
SmallCap Growth Fund	$14,213,000
SMidCap Growth Fund	$631,000
Growth Opportunities Fund	N/A
Health Sciences Fund	$1,465,000

Balanced Fund	$4,103,000

During the fiscal year ended October 31, 2007, the Funds reimbursed approximately $7,459,000 for distribution services to Alger Inc. under the provisions of the Class B Shares’ Plan as follows:

Fund	Fees Paid by the Fund
Capital Appreciation Fund	$1,802,000
LargeCap Growth Fund	$2,087,000
MidCap Growth Fund	$2,084,000
SmallCap Growth Fund	$108,000
SMidCap Growth Fund	$569,000
Growth Opportunities Fund	N/A
Health Sciences Fund	$215,000

Balanced Fund	$589,000

Reimbursable distribution expenses covered under the Class B Shares’ Plan may include payments made to and expenses of persons who are engaged in, or provide support services in connection with, the distribution of the class’ shares, such as answering routine telephone inquiries for prospective shareholders; compensation in the form of sales concessions and continuing compensation paid to securities dealers whose customers hold shares of the class; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the class; costs involved in preparing, printing and distributing sales literature for the class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the class that the Fund deems advisable.

Historically, distribution expenses incurred by Alger Inc. have exceeded the Class B assets available for reimbursement under the Plan; it is possible that in the future the converse may be true. Distribution expenses incurred in a year in respect of Class B Shares of a Fund in excess of CDSCs received by Alger Inc. relating to redemptions of shares of the class during that year and the applicable percent of the class’s average daily net assets may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the applicable Fund’s Class B Shares on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Fund’s statement of operations for the year in which the amounts become accounting liabilities, which is anticipated to be the year in which these amounts are actually paid. Although the Trust’s Board of Trustees may change this policy, it is currently anticipated that payments under the Plan in a year will be applied first to distribution expenses incurred in that year and then, up to the maximum amount permitted under the Plan, to previously incurred but unreimbursed expenses carried forward plus interest thereon.

Alger Inc. has acknowledged that payments under the Plans are subject to the approval of the Board of Trustees and that no Fund is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (“Independent Trustees”). A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the class of shares of any Fund to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than 30 days’ written notice to any other party to the Plan. If a Plan is terminated, or not renewed with respect to any one or more Funds, it may continue in effect with respect to the class of shares of any Fund as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Alger Inc.’s selling expenses during the fiscal year ended October 31, 2007 were as follows:

The Alger Funds—Class A Shares

	Capital Appreciation Fund	LargeCap Growth Fund	MidCap Growth Fund	SMidCap Growth Fund	SmallCap Growth Fund	Growth Opportunities Fund	Health Sciences Fund	Convertible Fund	Balanced Fund	Total
Compensation to Dealers	$23,893	$6,868	$52,653	$853,184	$200,243	N/A	$152,236	N/A	$1,651	$1,290,728
Compensation to Sales Personnel	$(51,533)	—	—	—	—	N/A	—	N/A	$(3,674)	$(55,207)
Total Selling Expenses	$(27,640)	$6,868	$52,653	$853,184	$200,243	N/A	$152,236	N/A	$(2,023)	$1,235,521

The Alger Funds—Class B Shares

	Capital Appreciation Fund	LargeCap Growth Fund	MidCap Growth Fund	SMidCap Growth Fund	SmallCap Growth Fund	Growth Opportunities Fund	Health Sciences Fund	Balanced Fund	Total
Printing Advertising	$296,780	$295,240	$436,661	$40,197	$225,462	N/A	$112,245	$78,855	$1,485,440
Compensation to Dealers	90,219	174,862	389,142	103,141	426,658	N/A	285,169	31,069	1,500,260
Compensation to Sales Personnel	62,534	121,203	269,729	71,491	295,732	N/A	197,662	21,535	1,039,886
Other Marketing	244,630	48,782	48,529	71,774	6,607	N/A	37,060	466	457,848
Interest	919,689	914,917	1,353,163	124,567	698,682	N/A	347,834	244,363	4,603,215
Total Selling Expenses	$1,613,852	$1,555,004	$2,497,224	$411,170	$1,653,141	N/A	$979,970	$376,288	$9,086,649

The Alger Funds—Class C Shares

	Capital Appreciation Fund	LargeCap Growth Fund	MidCap Growth Fund	SMidCap Growth Fund	SmallCap Growth Fund	Growth Opportunities Fund	Health Sciences Fund	Balanced Fund	Total
Printing Advertising	$67,880	$44,902	$81,161	$30,725	$33,940	N/A	$60,818	$20,817	$340,243
Compensation to Dealers	81,104	157,194	349,823	92,720	383,549	N/A	256,356	27,930	1,348,676
Compensation to Sales Personnel	25,072	48,595	108,144	28,663	118,570	N/A	79,250	8,634	416,928
Other Marketing	16,892	11,174	20,197	7,646	8,446	N/A	15,134	5,180	84,669
Total Selling Expenses	$190,948	$261,865	$559,325	$159,754	$544,505	N/A	$411,558	$62,561	$2,190,516

The Trust has not adopted a Plan for Money Market Fund; however, Alger Inc. or Alger Management may, from its own resources without reimbursement by the Fund, compensate dealers that have sold shares of the Fund.

Shareholder Servicing Agreement

During the fiscal year ended October 31, 2006, the Funds paid approximately $5,180,000 to Alger Inc. under a Shareholder Servicing Agreement. During the fiscal year ended October 31, 2007, the Funds paid approximately $11,238,000 to Alger Inc. under the Shareholder Servicing Agreement. Subsequently, Class A, B, and C of each Fund terminated shareholder servicing payments under the Shareholder Servicing Agreement, and currently pay such fees under each Class’s respective Plan.

Expenses of the Funds

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class A, Class B, Class C and Class I of each Fund other than Money Market Fund may pay Alger Inc. for expenses incurred in distributing shares of that class and each such Fund may compensate Alger Inc. for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Fund or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be paid by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

Purchases Through Processing Organizations

You can purchase and redeem shares through a “Processing Organization,” which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Trust may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on a Fund’s behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Funds for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.

TelePurchase Privilege (Class A, B, C, and Money Market Fund)

The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase request from the shareholder to purchase shares. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

Automatic Investment Plan (Class A, B, C, and Money Market Fund)

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in the case of insufficient funds. A shareholder’s Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Transfers from your bank account to a Trust-sponsored retirement account are considered current-year contributions. If the day of the month you select falls on a weekend or a NYSE holiday, the purchase will be made on the next business day. Class A Share purchases will remain subject to the initial sales charge.

Automatic Exchange Plan (Class A, B, C, and Money Market Fund)

There is no charge to shareholders for this service. A shareholder’s Automatic Exchange Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. If the automatic exchange amount exceeds the Money Market Fund balance, any remaining balance in Money Market Fund will be exchanged. Shares held in certificate form are not eligible for this service. Class A Share purchases will remain subject to the initial sales charge.

Right of Accumulation (Class A Shares)

Class A Shares of a Fund may be purchased by “any person” (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A, Class B, and/or Class C Shares of The Alger Family of Funds, other than shares of Money Market Fund, then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent (Class A Shares)

A Letter of Intent (“LOI”) contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced Class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the “Purchase Amount” as referred to in the sales charge table in the Prospectus includes purchases by “any person” (as defined above) of all Class A, Class B, and/or Class C Shares of The Alger Family of Funds (other than Money Market Fund) over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment in Class A Shares made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

REDEMPTIONS

You may incur a 2% redemption fee if you redeem Class A, B or C shares of any Fund other than the Money Market Fund within 30 days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Check Redemption Privilege (Money Market Fund)

You may redeem shares in your Money Market Fund account by writing a check for at least $500. Dividends are earned until the check clears. If you mark the appropriate box on the New Account Application and sign the signature card, the Fund will send you redemption checks. There is no charge for this privilege.

Your redemption may be increased to cover any applicable CDSC (see “Contingent Deferred Sales Charge”). If your account is not adequate to cover the amount of your check and any applicable CDSC, the check will be returned marked “insufficient funds.” As a result, checks should not be used to close an account. Shares held in any Alger retirement plan are not eligible for this service.

Unless investors elect otherwise, checks drawn on jointly-owned accounts will be honored with the signature of either of the joint owners. Shareholders should be aware that use of the check redemption procedure does not give rise to a banking relationship between the shareholder and the Transfer Agent, which will be acting solely as transfer agent for the Fund; nor does it create a banking relationship between the shareholder and the Trust. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor’s agent, will cause the Trust to redeem a sufficient number of shares from the investor’s account to cover the amount of the check.

The check redemption privilege may be modified or terminated at any time by the Trust or by the Transfer Agent.

Telephone Redemptions

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. If your redemption request is received before 12:00 noon Eastern time for Money Market Fund, your redemption proceeds will generally be mailed on the next business day. Redemption requests for Funds other than Money Market Fund received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Requests received after 12:00 noon Eastern time for Money Market Fund will generally be mailed on the business day following the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address. Redemption requests made before 12:00 noon Eastern time for Money Market Fund will not receive a dividend for that day.

The Trust, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemptions in Kind

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Contingent Deferred Sales Charge (Class A, B, C, and Money Market Fund)

No CDSC is imposed on the redemption of shares of Money Market Fund, except that shares of the Fund acquired in exchange for shares of the other Funds will bear any CDSC that would apply to the exchanged shares.

With respect to Class B Shares, there is no initial sales charge on purchases of shares of any Fund, but a CDSC may be charged on certain redemptions. The CDSC is imposed on any redemption that causes the current value of your account in the Class B shares of the Fund to fall below the amount of purchase payments made during a six-year holding period.

Certain Class A Shares also are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the class’s initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

For purposes of the CDSC, it is assumed that the shares of the Fund from which the redemption is made are the shares of that Fund which result in the lowest charge, if any.

Redemptions of shares of each of the Funds are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) amounts that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains. Since no charge is imposed on shares purchased and retained in Alger Money Market Fund, you may wish to consider redeeming those shares, if any, before redeeming shares that are subject to a CDSC.

Waivers of Sales Charges (Class A, B, C, and Money Market Fund)

No initial sales charge (Class A) or CDSC (Classes A, B or C) is imposed on purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients and immediate families, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; and (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Funds at (800) 992-3863.

Certain Waivers of the Contingent Deferred Sales Charge (Class A, B, C, and Money Market Fund)

Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivor-ship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an Individual Retirement Account (“IRA”) following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

Systematic Withdrawal Plan (Class A, B, C, and Money Market Fund)

A systematic withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares of a Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder’s shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with the Transfer Agent, as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund involved. For additional information regarding the Withdrawal Plan, contact the Funds.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGES AND CONVERSIONS

In General

Except as limited below, shareholders may exchange some or all of their Fund shares for shares of another Fund in The Alger Family of Funds. However, you may incur a 2% redemption fee if you exchange shares of any Fund other than Money Market Fund within 30 days  of having acquired them. Class I Shares may be exchanged for other Class I Shares. One class of shares may not be exchanged for another class of shares. Money Market Fund shares acquired by direct purchase may be exchanged for Class A, B or C Shares of another Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Money Market Fund shares. Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. For example, a purchase of Money Market Fund shares and subsequent exchange to Class A Shares of any other Fund (each a “Charge Fund”) would result in the imposition of an initial sales charge at the time of exchange; but if the initial purchase had been of Class A Shares in a Charge Fund, an exchange to the same class of shares of any other Fund would not result in an additional initial sales charge. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Fund above purchase payments made with respect to that Fund during the six-year holding period for Class B Shares and the one-year holding period for Class C Shares and certain Class A Shares.

For purposes of calculating the eight-year holding periods for automatic conversion of Class B Shares to Class A Shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased, provided, however, that if Class B Shares are exchanged for shares of Money Market Fund, the period during which Money Market Fund shares are held will not be included in the holding period for purposes of determining eligibility for automatic conversion, and the running of the holding period will recommence only when those shares are reexchanged for shares of the original class. The same calculation method shall be used to determine the automatic conversion of Class C Shares purchased prior to August 1, 2000, and held for 12 years.

You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Funds of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) from Money Market Fund to any other Fund will receive dividends from Money Market Fund for the day of the exchange. Shares of Money Market Fund received in exchange for shares of any other Fund will earn dividends beginning on the next business day after the exchange.

The Trust reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

For Shareholders Maintaining an Active Account on October 17, 1992. Class B Shares acquired in an exchange are deemed to have been purchased on, and continuously held since, the date on which the shares given in exchange were purchased; thus, an exchange would not affect the running of any CDSC-related holding period. No initial sales charge or CDSC would apply to an exchange of Class B Shares for shares of Money Market Fund, but redemptions of shares of that Fund acquired by exchange of Class B Shares are subject to any applicable CDSC on the same terms as the shares given in exchange. If shares of Money

Market Fund are exchanged for Class B Shares, any later redemptions of those shares would be subject to any applicable CDSC based on the period of time since the shares given in exchange were purchased.

Thus, the period of time shares were held in Money Market Portfolio would be counted toward the six-year holding period.

For New Shareholders Opening an Account after October 17, 1992. Effective October 17, 1992, new shareholders of the Fund are subject to the following terms and conditions regarding the exchange of shares of the Fund’s Funds. A CDSC, if any, is assessed on redemptions of Class B and Class C Shares and certain Class A Shares of the Funds and of shares of Money Market Fund that have been acquired in exchange for such shares, based solely on the period of time the shares are retained in a Fund other than Money Market Fund. Thus, the period of time shares are held in Money Market Fund will not be counted towards the holding period described above in the calculation of a CDSC.

MANAGEMENT

Trustees and Officers of the Trust

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Fund’s financial statements and the independent audit thereof. The members of the Committee, which met four times during the Trust’s last fiscal year, are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are Independent Trustees for election to the Trust’s Board. The Nominating Committee, which met once during the Trust’s last fiscal year, is composed of all Independent Trustees.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

			Number of
			Portfolios
			in the Alger
			Fund
			Complex(3)
			which are
Name, Age, Position with		Trustee	Overseen
the Trust and Address(1)	Principal Occupations	Since	by Trustee
Interested Trustee(2)

Hilary M. Alger (46) Trustee	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

Non-Interested Trustees

Charles F. Baird, Jr. (55) Trustee	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (63) Trustee	Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (74) Trustee	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (75) Trustee	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (45) Trustee	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (70) Trustee	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

(1)                     The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)                     Ms. Alger is an “interested person”(as defined in the Act) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3)                     “Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees/Directors of the other four registered investment companies in the Alger Fund Complex.

Name, (Age), Position
with		Officer
the Trust and Address(1)	Principal Occupations	Since
Officers(2)

Dan C. Chung (46) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Inc. (“Associates”), Fred Alger International Advisory S.A. (“International”) (Director since 2003) and Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001

Michael D. Martins (42) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004. Formerly Vice President, Brown Brothers Harriman & Co. 1997-2004.	2005

Hal Liebes (44) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of Associates, International and Resources. Formerly Chief Compliance Officer 2004- 2005, AMVESCAP PLC; U.S. General Counsel 1994-2002 and Global General Counsel 2002-2004, Credit Suisse Asset Management.	2005

Lisa A. Moss (42) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2005-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006

(1)                     The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)                     Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer of the Trust. Each Fund pays each Independent Trustee a fee of $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $10,000 per annum paid pro rata by each Fund in the Alger Fund Complex. Additionally, each Fund pays each member of the Audit Committee $50 for each meeting attended to a maximum of $200 per annum.

The Trustees and officers of the Trust are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals’ economic interests with the Trust.

Mr. Rosenberg became a Trustee of the Fund on March 21, 2007. He received no compensation from the Fund prior to that time. The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2007. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2007.

COMPENSATION TABLE

		Total Compensation Paid to
	Aggregate Compensation	Trustees from
Name of Person, Position	from Alger Funds	The Alger Fund Complex
Charles F. Baird, Jr.	$13,500	$32,172
Roger P. Cheever	$20,738	$52,172
Lester L. Colbert, Jr.	$19,800	$49,689
Stephen E. O’Neil	$19,800	$52,989
David Rosenberg	$13,500	$36,672
Nathan E. Saint-Amand	$19,800	$52,989

The following table shows each current Trustee’s beneficial ownership as of the date of this Statement of Additional Information, by dollar range, of equity securities of the Funds and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = over $500,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

Equity Securities of Each Fund

Name of Trustee or Portfolio Manager	Capital Appreciation	LargeCap Growth	MidCap Growth	SMidCap Growth	SmallCap Growth	Growth Opportunities	Health Sciences	Convertible	Balanced	Money Market	Aggregate Equity Securities of Funds in lger Fund Complex Overseen by Trustee
Interested Trustees
Hilary M. Alger	G	G	G	G	F	A	A	G	A	C	G
Independent Trustees
Charles F. Baird, Jr.	A	A	A	A	A	A	A	A	A	A	A
Roger P. Cheever	A	A	A	A	A	A	A	A	A	A	E
Lester L. Colbert, Jr	A	C	A	A	A	A	A	A	A	A	D
Stephen E. O’Neil	A	A	A	A	A	A	A	A	A	A	A
David Rosenberg	A	A	A	A	A	A	A	A	A	A	A
Nathan E. Saint-Amand	A	A	A	A	A	A	E	A	A	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of June 30, 2008, had approximately $11 billion under management as well as $2.9 billion in other assets. Alger Management is owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns approximately 33% of the voting rights of Alger Management and is a daughter of Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust’s Board. Mr. Alger relinquished ownership control of Alger Associates and, indirectly, Alger Management in February 2007.

Alger Management serves as investment adviser to the Funds pursuant to a written agreement between the Trust, on behalf of the Funds, and Alger Management (the “Advisory Agreement”), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Funds, placing orders to purchase and sell securities on behalf of the Funds, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as each Fund’s broker in effecting most of the Fund’s transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Funds. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Fund:

Advisory
Fund	Fee Rate
Capital Appreciation Fund	.81%
LargeCap Growth Fund	.71
MidCap Growth Fund	.76
SMidCap Growth Fund	.81
SmallCap Growth Fund	.81
Growth Opportunities Fund	.85
Health Sciences Fund	.81
Balanced Fund	.71
Convertible Fund	.71
Money Market Fund	.46

During the fiscal years ended October 31, 2005, 2006 and 2007, Alger Management earned under the terms of the Advisory Agreement $3,141,000, $3,103,000, and $3,776,000, respectively, in respect of the Capital Appreciation Fund; $3,514,000, $3,415,000, and $3,021,000, respectively, in respect of the LargeCap Growth Fund; $5,248,000, $5,238,000, and $4,773,000, respectively, in respect of the MidCap Growth Fund; $146,000, $305,000, and $1,008,000, respectively, in respect of the SMidCap Growth Fund;

$1,420,000, $2,042,000, and $3,671,000, respectively, in respect of the SmallCap Growth Fund; $408,000, $1,395,000, and $1,719,000, respectively, in respect of the Health Sciences Fund; $1,420,000, $1,126,000, and $791,000, respectively, in respect of the Balanced Fund; and $339,000, $283,000, and $249,000, respectively, in respect of the Money Market Fund. Growth Opportunities Fund and Convertible Fund had not yet commenced operations by October 31, 2007.

Pursuant to a separate administration agreement between the Trust, on behalf of the Funds, and Alger Management (the “Administration Agreement”), Alger Management also provides administrative services to the Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Fund’s investment portfolio and the publication of the net asset value of each Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Funds, for a fee of 0.014% of the Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH provides accounting and bookkeeping services and calculation of the net asset value of the Funds’ shares.

During the fiscal years ended October 31, 2007, Alger Management earned under the terms of the Administration Agreement, $184,000, in respect of the Capital Appreciation Fund; $167,000, in respect of the LargeCap Growth Fund; $247,000, in respect of the MidCap Growth Fund; $49,000, in respect of the SMidCap Growth Fund; $179,000, in respect of the SmallCap Growth Fund; $83,000, in respect of the Health Sciences Fund; $44,000, in respect of the Balanced Fund; and $21,000, in respect of the Money Market Fund. Growth Opportunities Fund and Convertible Fund  had not yet commenced operations by October 31, 2007.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•                             the firm’s overall financial results and profitability;

•                             the firm’s overall investment management performance;

•                             current year’s and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

•                             the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

Other Accounts Managed by Portfolio Managers

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds as of December 31, 2007 are as follows. No account’s advisory fee is based on the performance of the account.

	Registered	Other Pooled
	Investment	Investment	Other
	Companies	Vehicles	Accounts
Dan C. Chung	11 ($3,560.1)	4 ($41.1)	17 ($1,346.1)
Kevin Collins	2 ($287.0)	—	—
John Curry	2 ($281.5)	—	1 ($5.3)
Jill Greenwald	6 ($2,536.0)	1 ($4.4)	9 ($935.1)
Rosanne Ott	—	—	—

Patrick Kelly	3 ($1,437.3)	2 ($891.3)	38 ($940.1)
Andrew Silverberg	5 ($3,140.4)	2 ($20.1)	—

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of December 31, 2007, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = $500,001–$1,000,000; H = over $1,000,000.

Portfolio Manager	Fund	Range
Dan C. Chung	MidCap Growth	F
	LargeCap Growth	F
	SMidCap Growth Fund	A
	Health Sciences	E

Kevin Collins	Balanced	D

John A. Curry	Balanced	B
	Convertible*	A
	Money Market	A

Jill Greenwald	Growth Opportunities*	A
	SmallCap Growth	E
	SMidCap Growth Fund	E

Patrick Kelly	Capital Appreciation	A

Rosanne Ott	Health Sciences	E

Andrew Silverberg	Balanced	A

*                            Growth Opportunities Fund and Convertible Fund had not yet commenced investment operations.

Potential Conflicts of Interest

To seek to ensure that all clients are treated equitably, the Manager has adopted policies and procedures that address the allocation of investment opportunities and execution of portfolio transactions, as well as personal trading by its employees. Nevertheless, the portfolio managers are generally responsible for managing several accounts for several clients. In addition to the Funds and other funds advised by the Manager, these other accounts may include separate accounts, mutual funds sub-advised by Alger Management, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger Management. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger Management to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

The Manager, and the Funds’ portfolio managers, furnish advisory services to numerous clients in addition to the Funds, and the Manager may, consistent with applicable law, make investment decisions for other clients (including accounts which have potentially higher fees paid to the Manager or in which portfolio managers have personal investments) that may be the same as or different from those made for the Funds. In addition, the Manager and its affiliates, including Alger Inc., may or may not have an interest in the securities whose purchase and sale the Manager recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Manager or any of its affiliates may take with respect to the same securities.

Distributor

Alger Inc., an affiliate of Alger Management, serves as the Funds’ principal underwriter, or distributor, and receives payments from the Funds under the Plans (see “Purchases—Distribution Plans”). It also receives brokerage commissions from the Trust (see “Investment Strategies and Policies—Fund Transactions”). During the Trust’s fiscal year ended October 31, 2007, Alger Inc. retained approximately $1,035,000 in CDSCs and $42,000 in initial sales charges.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges ). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are ADP, Charles Schwab, Citigroup/SmithBarney, Fidelity, First Trust, GWFS, MML Investors Services, Merrill Lynch, Morgan Stanley, National Financial Services, New York State Deferred Compensation, New York Life, OneAmerica, Pershing, Princeton Retirement Group, Prudential, Raymond James, Sungard, UBS and Wachovia. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Independent Registered Public Accounting Firm

serves as the Trust’s independent registered public accounting firm.

CODE OF ETHICS

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to the restrictions and procedures of the Trust’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Trust’s Code of Ethics by calling the Trust toll-free at (800) 992-3863.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Funds and their shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Funds’ prospectus. As a regulated investment company, each Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Trust expects each Fund to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Trust expects each Fund to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of a Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met. None of the dividends paid by Money Market Fund will be eligible for the dividends-received deduction.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of a Fund’s net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28 percent “backup withholding tax” with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 28 percent backup withholding tax is not an additional tax and may be credited against a shareholder’s regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected in writing to have all dividends and distributions paid in cash or reinvested at net asset value into the same class of shares of another identically registered Alger Fund account you have established. Dividends paid in Money Market Fund and reinvested into another Alger fund are subject to a CDSC or front-end sales charge. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge except as described above. Any dividends of Money Market Fund are declared daily and paid monthly, dividends of Convertible Fund are declared and paid quarterly, and any dividends of the other Funds are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class A and Class I dividends generally will be greater than those of Class B and Class C due to the higher Rule 12b-1 fees associated with Class B and Class C Shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Funds’ assets. State Street Bank and Trust Company serves as transfer agent for the Funds pursuant to a transfer agency agreement with transfer agent services provided by State Street’s affiliate, Boston Financial Data Services, Inc. (“Boston Financial”). Under the transfer agency Agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Funds. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liason and to provide administrative oversight of Boston Financial and related services. Alger Management is paid on a per account basis for these services. During the fiscal year ended October 31, 2007, the Funds paid to Alger Shareholder Services, Inc., an affiliate of Alger Management, approximately $705,000 under the Shareholder Administrative Services Agreement that was subsequently assigned to Alger Management on June 30, 2007.

CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record, five percent or more of any class of the shares of any Fund. All holdings are expressed as a percentage of a class of a Fund’s outstanding shares as of August 24, 2008. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Directors and officers of the Trust as a group directly own less than 1% of each class of each Fund.

SmallCap Growth Fund – Class A

MLPF&S For the Sole Benefit	8.06%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	5.51%
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104-4151

SmallCap Growth Fund – Class B

Wuerttembergische Lebensvers. AG	23.19%
C/O W&W Asset Management GMBH/ABT
RMA
Koenigstr. 38
D-70173 Stuttgart

SmallCap Growth Fund – Class C

MLPF&S For the Sole Benefit	28.56%*
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

LargeCap Growth Fund – Class A

State Street Bank & Trust TTEE	8.60%
Pella Corporation Employee PSP
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

MLPF&S For the Sole Benefit	10.01%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

LargeCap Growth Fund – Class B

Wuerttembergische Lebensvers. AG	56.50%*
C/O W&W Asset Management GMBH/ABT
RMA
Koenigstr. 38
D-70173 Stuttgart

LargeCap Growth Fund – Class C

MLPF&S For the Sole Benefit	34.06%*
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	15.78%
Special Custody Acct FBO Customers
ATTN: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

MidCap Growth Fund – Class A

MLPF&S For the Sole Benefit	16.14%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

MidCap Growth Fund – Class B

Wuerttembergische Lebensvers. AG	23.35%
C/O W&W Asset Management GMBH/ABT
RMA
Koenigstr. 38
D-70173 Stuttgart

MLPF&S For the Sole Benefit	15.43%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

MidCap Growth Fund – Class C

MLPF&S For the Sole Benefit	38.63%*
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Capital Appreciation Fund – Class A

MLPF&S For the Sole Benefit	18.85%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	6.21%
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104-4151

Capital Appreciation Fund – Class B

MLPF&S For the Sole Benefit	13.25%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Capital Appreciation Fund – Class C

MLPF&S For the Sole Benefit	33.98%*
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Balanced Fund – Class A

MLPF&S For the Sole Benefit	29.38%*
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Balanced Fund – Class B

MLPF&S For the Sole Benefit	7.86%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Balanced Fund – Class C

MLPF&S For the Sole Benefit	17.97%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	6.33%
Special Custody Acct FBO Customers
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104-4151

Health Sciences Fund – Class A

Minnesota Life	15.73%
400 Robert St. North AG-4105
Saint Paul, MN 55101-2037

MLPF&S For the Sole Benefit	13.38%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	13.12%
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104-4151

Health Sciences Fund – Class B

MLPF&S For the Sole Benefit	22.93%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

Health Sciences Fund – Class C

MLPF&S For the Sole Benefit	41.16%*
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

SMidCap Growth Fund – Class A

Prudential Investment Management SR	25.02%*
FBO: Mutual Fund Clients
ATTN: Pruchoice Unit
Mail Stop NJ 05-11-20
100 Mulberry St.
Newark, NJ 07102-4056

Charles Schwab & Co., Inc.	9.12%
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104-4151

SMidCap Growth Fund – Class B

MLPF&S For the Sole Benefit	20.77%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

SMidCap Growth Fund – Class C

MLPF&S For the Sole Benefit	23.00%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

SMidCap Growth Fund – Class I

Minnesota Life	41.13%*
400 Robert St. North AG-4105
Saint Paul, MN 55101-2037

Mercer Trust Company TTEE FBO	12.81%
CENVEO 401(K) Savings & Retirement
Plan for ATTN: DC
One Investors Way
Norwood, MA 02062-1599

MLPF&S For the Sole Benefit	8.83%
Of Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484

SEI Private Trust Company	5.57%
One Freedom Valley Drive
Oaks, PA 19456

* A shareholder who owns more than 25% of the voting securities of the Fund is deemed to “control” the Fund under the Act, and may heavily influence a shareholder vote.

ORGANIZATION

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 20, 1986 (the “Trust Agreement”). Alger Money Market Portfolio, Alger Small Capitalization Portfolio and Alger Growth Portfolio commenced operations on November 11, 1986. On September 29, 2000, Alger Growth Portfolio was renamed Alger LargeCap Growth Portfolio. Alger Balanced Portfolio commenced operations on June 1, 1992, Alger MidCap Growth Portfolio commenced operations on May 24, 1993 and Alger Capital Appreciation Portfolio commenced operations on November 1, 1993. Alger Health Sciences Portfolio

commenced operations on May 1, 2002. Alger SmallCap and Mid-Cap Growth Portfolio commenced operations on May 8, 2002, and changed its name to Alger SMidCap Growth Portfolio on July 1, 2008.  Alger Growth Opportunities Fund commenced operations on March 3, 2008. Alger Convertible Fund will commence operations on October     , 2008.  The word “Alger” in the Trust’s name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Trust’s license to use the word “Alger” in its name when Alger Management ceases to act as the Trust’s investment manager. On December 31, 1996, Class A Shares were added to all portfolios of the Trust except Alger Money Market Portfolio. Class A shares have an initial sales charge. The previously existing shares in those portfolios, subject to a CDSC, were designated Class B Shares on that date. Class C Shares, which are subject to a CDSC, were created on August 1, 1997. On February 24, 2004, the names of the Trust and its portfolios were changed to their current names. The shares of Alger Money Market Fund are now denominated as Class A, Class B, Class C, or Class N solely for operational reasons effective November 22, 2004 concurrently with the engagement of Boston Financial Data Services, Inc. as the Trust’s Transfer Agent. Shares of Alger Money Market Fund continue to be offered without a sales charge.

The Class A, B, C and I Shares differ in that: (a) each class has a different class designation; (b) the Class A Shares are subject to initial sales charges; (c) the Class B and Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) each of Class A, B, C and I Shares are subject to different distribution and/or service fees under the Plans; (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust’s outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights, except that Class C Shares purchased prior to August 1, 2000 and all Class B Shares automatically convert to Class A Shares after specified periods. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another; see also item (e) in the preceding paragraph. Physical share certificates are not issued for shares of the Fund.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.

Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Funds are classified as “diversified” investment companies under the Act. A “diversified” investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company’s total assets. The Funds intended to continue to qualify as a “regulated investment companies” under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund’s assets, similar to the requirement stated above.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of The Alger Funds has delegated authority to vote all proxies related to the Funds’ portfolio securities to Alger Management, the Funds’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The predetermined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management’s behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds’ proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds’ website and on the Securities and Exchange Commission’s website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management’s behalf, to vote proxies of securities held by the Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2500 Growth Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, the S&P MidCap 400 Index and the Lehman Brothers Intermediate U.S. Government/Credit Bond Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, Barron’s, Business Week, Forbes, Institutional Investor, Investor’s Business Daily, Kiplinger’s Personal Finance, Money, Morningstar, The New York Times, USA Today and The Wall Street Journal and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund’s performance for any future period.

From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. The net asset value of Shares is listed in The Wall Street Journal each business day under the heading “Alger.” Depending on a Fund’s size, it may not be eligible to be listed.

The Shares of the Funds are listed under the heading “Alger” and once a class reaches the required minimum size, the Class A, B, C and I Shares will be listed under the heading “Alger A, B, C or I,” as applicable. Current total return figures may be obtained by calling Alger Funds at 800-992-3863.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding The Alger Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

FINANCIAL STATEMENTS

The Trust’s audited financial statements for the year ended October 31, 2007 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 992-3863.

APPENDIX

Description of certain rating categories assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited (“DBRS”) and A. M. Best Company, Inc. (“Best”).

Commercial Paper and Short-Term Ratings

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody’s. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitc-h2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

Bond and Long-Term Ratings S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P’s BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY’S

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody’s Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch’s BB-rated bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Fitch’s B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRs

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

Bonds rated “B” are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. Best

The issuer of long-term debt rated aaa has, in A.M. Best’s opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

The issuer of bb-rated long-term debt has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

[This page intentionally left blank]

Investment Manager:

Fred Alger Management, Inc.

111 Fifth Avenue

New York, New York 10003

Distributor:

Fred Alger & Company, Incorporated

Harborside Financial Center

600 Plaza One

Jersey City, New Jersey 07311

Transfer Agent:

State Street Bank and Trust Company

c/o Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266-8480

Independent Registered Public

Accounting Firm:

Ernst & Young LLP

5 Times Square

New York, New York 10036

Counsel:

Stroock & Stroock & Lavan, LLP

180 Maiden Lane

New York, New York 10038

The Alger Funds

STATEMENT OF ADDITIONAL INFORMATION

October 24, 2008

** GRAPHIC **

SSAI

PART C

OTHER INFORMATION

Item 23.	Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(a-1)	Agreement and Declaration of Trust. EDGAR 6/2/97 (1)

(a-2)	Certificate of Designation relating to Alger High Yield Portfolio. EDGAR 6/2/97 (3)

(a-3)	Certificate of Designation relating to Alger Income and Growth Portfolio. EDGAR 6/2/97 (3)

(a-4)	Certificate of Designation relating to Alger Balanced Portfolio. EDGAR 6/2/97 (6)

(a-5)	Certificate of Designation relating to Alger MidCap Growth Portfolio. EDGAR 6/2/97 (7)

(a-6)	Certificate of Designation relating to Alger Leveraged AllCap Portfolio. EDGAR 6/2/97 (8)

(a-7)	Certificate of Amendment relating to Alger Capital Appreciation Portfolio. EDGAR 6/2/97 (8)

(a-8)	Certificate of Termination relating to Alger Income and Growth Portfolio. EDGAR 6/2/97 (8)

(a-9)	Certificate of Amendment relating to the creation of Class A Shares. (10)

(a-10)	Certificate of Amendment relating to Alger Growth Portfolio (13)

(a-11)	Certificates of Designation relating to Alger Health Sciences Portfolio and Alger SmallCap and MidCap Portfolio. (14)

(a-12)	Certificate of Amendment relating to changes of names (15)

(a-13)	Certificate of Designation relating to Alger Technology Fund and Alger Core Fixed-Income Fund (19)

(a-14)	Certificate of Termination relating to Alger Technology Portfolio (19)

(a-15)	Certificate of Amendment to the Declaration of Trust of Registrant dated June 18, 2007 (21)

(a-16)	Certificate of Designation relating to Alger Growth Opportunities Portfolio (22)

(a-17)	Certificate of Designation relating to Alger Convertible Fund (23)

(a-18)	Certificate of Termination relating to Alger Core Fixed-Income Fund (24)

(b-1)	Amended and Restated By-laws of Registrant (16)

(c-1)	See Exhibits (a-1) and (b)

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(d-1)	Investment Advisory Agreement for Registrant, dated February 14, 2007 (19)

(e-1)	Distribution Agreement, dated October 24, 1986 EDGAR 6/2/97 (5)

(e-2)	Amendment to Distribution Agreement. [Form of] (11)

(e-3)	Amendment to Distribution Agreement for Registrant dated August 6, 2007 (22)

(e-4)	Selected Dealer and Shareholder Servicing Agreement EDGAR 6/2/97 (4)

(g-1)	Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated February 29, 2008 (23)

(h-1)	Shareholder Servicing Agreement between Fred Alger & Company, Incorporated and the Registrant dated 5/12/93 (16)

(h-2)	Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. dated 2/28/2005 (16)

(h-3)	Amendment No. 1 to Shareholder Administrative Services Agreement dated June 30, 2007 (23)

(h-4)	Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (16)

(h-5)	Administration Agreement for Registrant, dated March 17, 2008 (23)

(h-6)	Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co. dated February 29, 2008 (23)

(i-1)	Opinion and Consent of Sullivan & Worcester (17)

(i-2)	Opinion of Sullivan & Worcester (22)

(i-3)	Opinion of Sullivan & Worcester (23)

(j)	Consent of Ernst & Young LLP - filed herewith.

(l-1)	Form of Subscription Agreement EDGAR 6/2/97 (2)

(l-2)	Purchase Agreement for Alger Balanced Portfolio EDGAR 6/2/97 (6)

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(l-3)	Purchase Agreement for Alger MidCap Growth Portfolio EDGAR 6/2/97 (7)

(l-4)	Purchase Agreement for Alger Leveraged AllCap Portfolio EDGAR 6/2/97 (9)

(l-5)	Purchase Agreement for Alger Small Capitalization Portfolio (Form of) EDGAR 6/2/97 (12)

(l-6)	Purchase Agreement for Alger Growth Portfolio (Form of) EDGAR 6/2/97 (12)

(m-1)	Plan of Distribution, dated October 24, 1986 EDGAR 6/2/97 (2)

(m-2)	Plan of Distribution for Class C Shares of the Registrant. [Form of] (11)

(m-3)	Retirement Plans EDGAR 7/30/97 (3)

(m-4)	Class A Distribution Plan (19)

(m-5)	Class I Distribution Plan of the Registrant dated August 6, 2007 (22)

(n-1)	Rule 18f-3 Plan for dated September 12, 2006, as amended (18).

(p-1)	Amended and Restated Code of Ethics dated 5/11/2004 (16)

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(q-1)

Powers of Attorney executed by Daniel C. Chung, Frederick A. Blum, Hilary M. Alger, Stephen E. O’Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Nathan E. Saint-Amand, M.D. and David Rosenberg (20)

(1)	Incorporated by reference to Registrant’s Registration Statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 18, 1986.

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed with the SEC on October 14, 1986.

(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed with the SEC on November 3, 1986.

(4)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC on May 7, 1987.

(5)	Incorporated by reference to Post-Effective Amendment No. 4 filed with the SEC on February 28, 1989.

(6)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed with the SEC on April 3, 1992.

(7)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed with the SEC on March 24, 1993.

(8)	Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed with the SEC on August 31, 1993.

(9)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed with the SEC on October 29, 1993.

(10)	Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed with the SEC on December 20, 1996.

(11)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed with the SEC on June 2, 1997.

(12)	Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed with the SEC on February 25, 1997.

(13)	Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed with the SEC on September 29, 2000.

(14)	Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed with the SEC on May 8, 2002.

(15)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed with the SEC on February 27, 2004.

(16)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement filed with the SEC on February 18, 2005.

(17)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement filed with the SEC on March 1, 2006.

(18)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed with the SEC on November 27, 2006.

(19)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed with the SEC on February 26, 2007.

(20)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement filed with the SEC on June 6, 2007.

(21)	Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed with the SEC on August 1, 2007.

(22)	Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement filed with the SEC on February 20, 2008.

(23)	Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement filed with the SEC on June 20, 2008.

(24)	Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement filed with the SEC on September 3, 2008.

Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25.	INDEMNIFICATION

Under Section 8.4 of Registrant’s Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a “Covered Person”]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined , in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer orcontrolling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Fred Alger Management, Inc. (“Alger Management”), which serves as investment manager to the Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.

Fred Alger International Advisory S.A.

Alger SICAV

Analysts Resources, Inc.

111 Fifth Avenue, New York, New York 10003

Fred Alger & Company, Incorporated

Harborside Financial Center, 600 Plaza One

Jersey City, New Jersey 07311

Listed below are the officers of Alger Management.

NAME AND POSITION WITH ALGER MANAGEMENT	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION

Daniel C. Chung President, Chief Investment Officer and Director	President and Director of Alger Associates, Inc., and Fred Alger International Advisory S.A.; Director of Fred Alger & Company, Incorporated and Analysts Resources, Inc.

Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer	Chief Financial Officer of Fred Alger & Company, Incorporated

Hal Liebes Executive Vice President, Chief Legal Officer, Director and Secretary

Executive Vice President, Chief Legal Officer and Director of Fred Alger & Company, Incorporated; Director of Alger Associates, Inc. and Fred Alger International Advisory, S.A.; Director, Chief Operating Officer and Secretary of Analyst Resources, Inc.

Michael D. Martins Senior Vice President

Lisa Moss Vice President and Assistant General Counsel

Barry J. Mullen Senior Vice President and Chief Compliance Officer

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management’s current Form ADV (SEC File No. 801-06709) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27.	PRINCIPAL UNDERWRITER

(a)

Fred Alger & Company, Incorporated (“Alger Inc.”)acts as principal underwriter for Registrant, The Alger American Fund, The Alger Funds II, The Alger Institutional Funds, and Alger China-U.S. Growth Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

(b)

The information required by this Item 27 with respect to each director, officer or partner of Fred Alger & Company, Incorporated is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

	(c)	Not applicable.

Item 28.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records of Registrant are maintained by Mr. Robert Kincel, Fred Alger & Company, Incorporated, Harborside Financial Center, 600 Plaza One, Jersey City, NJ 07311.

Item 29.	MANAGEMENT SERVICES

Not applicable.

Item 30.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant Certifies that this Amendment meets all requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of  New York and State of New York on the 9th day of September 2008.

THE ALGER FUNDS

By: *
Dan C. Chung,
President

ATTEST: /s/	Hal Liebes
Hal Liebes, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President	September 9, 2008
Dan C. Chung	(Principal Executive Officer)

/s/ Michael D. Martins	Treasurer	September 9, 2008
Michael D. Martins	(Chief Financial Officer)

*	Trustee	September 9, 2008
Charles F. Baird, Jr.

*	Trustee	September 9, 2008
Roger P. Cheever

*	Trustee	September 9, 2008
Lester L. Colbert, Jr.

*	Trustee	September 9, 2008
Hilary M. Alger

*	Trustee	September 9, 2008
Nathan E. Saint-Amand

*	Trustee	September 9, 2008
Stephen E. O’Neil

*	Trustee	September 9, 2008
David Rosenberg

*By: /s/ Hal Liebes
Hal Liebes
Attorney-In-Fact

Exhibit Index

(j)	Consent of Ernst & Young LLP